UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009—December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

HEARTLAND. VALUE AT WORK.™

Through hard work, resolve and attention to detail, manufacturing has always been part of what made the Heartland strong.

ANNUAL REPORT

Select Value Fund · Value Plus Fund · Value Fund

December 31, 2009

CELEBRATING VALUE INVESTING 25 YEARS!

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

The Heartland Value Fund, a series of Heartland Group, Inc., commenced operations on December 28, 1984.

Dear Fellow Shareholder:

In 2009, shareholders invested in the Heartland Funds were rewarded as the Funds outperformed their respective benchmarks for the year. For patient investors, panic presented opportunity because the worst bear market since the 1930s was followed by one of the greatest rallies. Long-term shareholders have been rewarded as well: On an average annual basis, as of December 31, 2009, every Heartland Fund outpaced its benchmark over the 3, 5, 10 year and since inception time periods. (See next page.)

These results should give you continued confidence in our disciplined, time-tested investment process. Through in-depth research and meetings with hundreds of management teams. Heartland follows that process to find companies we believe meet the following criteria:

•	priced at a fraction of intrinsic worth

•	low valuations on a price-to earnings, cash flow and book value basis

•	strong balance sheets and prudent leverage

•	margin of safety

The past year demonstrated the challenge of predicting near-term market direction. We believe this difficulty emphasizes the importance of remaining focused on long-term wealth creation. In our view, Heartland’s fundamental value-driven approach has served shareholders well over the past quarter-century. We look forward to using our collective 190 years of investment experience to help you reach your investment goals.

Please read on to learn how our Funds have achieved their remarkable results. Visit www.heartlandfunds.com or give us a call with any questions at 800-432-7856. We’d love to hear from you!

Thank you for your continued interest in Heartland Funds.

THE HEARTLAND FAMILY OF FUNDS	INVESTMENT RESULTS AS OF DECEMBER 31, 2009 AVERAGE ANNUAL TOTAL RETURNS
Large, Mid & Small-Cap ▼ Select Value Fund ▲ Focused Designed to be an investor’s core value holding		Inception Date	Since Inception	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
	Select Value Fund
	Investor Class	10-11-96	10.30%	—	—	10.57%	5.60%	-0.28%	38.63%
	Institutional Class	05-01-08	10.35	—	—	10.64	5.73	-0.08	39.02
	Russell 3000 Value Index	—	6.78	—	—	2.88	-0.24	-8.91	19.76
	S&P 500 Index	—	5.54	—	—	-0.95	0.42	-5.63	26.46

Small-Cap ▼ Value Plus Fund ▲ Focused Small company value stocks that pay dividends to potentially lower volatility	Value Plus Fund
	Investor Class	10-26-93	10.78	—	11.67	10.27	4.59	2.81	26.37
	Institutional Class	05-01-08	10.81	—	11.71	10.32	4.69	2.97	26.70
	Russell 2000 Value Index	—	9.15	—	9.87	8.27	-0.01	-8.22	20.58
	Russell 2000 Index	—	7.17	—	7.73	3.51	0.51	-6.07	27.17

Small & Micro-Cap ▼ Value Fund ▲ Broadly Diversified Small and very small value stocks which have historically outperformed	Value Fund
	Investor Class	12-28-84	12.88	12.57	11.34	8.87	1.51	-6.19	44.49
	Institutional Class	05-01-08	12.90	12.60	11.38	8.92	1.61	-6.04	44.86
	Russell 2000 Value Index	—	11.04	10.34	9.87	8.27	-0.01	-8.22	20.58
	Russell 2000 Index	—	9.28	8.34	7.73	3.51	0.51	-6.07	27.17

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

As of the Prospectus dated 5/1/09, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.33%, 1.27% and 1.20%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 1.29%, 1.19% and 1.06%, respectively. The Advisor has voluntarily agreed to waive fees and/ or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT – INVESTOR CLASS	“We believe value investing is the most intelligent way to build your net worth.” – Dave Fondrie Portfolio Manager, Select Value Fund

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to 12/31/09. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The recent rise in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

PORTFOLIO MANAGEMENT TEAM

MANAGEMENT REPORT

The Heartland Select Value Fund had an impressive 2009, with the Investor Class increasing 38.6% versus the benchmark Russell 3000 Value Index, which rose 19.8%. The Fund’s long-term results have been equally exceptional. As of year end 2009, the Fund outpaced its benchmark since inception by an average annual return of 3.5%.

We believe one of the keys to the continued outperformance of the Select Value Fund has been our dynamic, bottom up process defined by the 10 Principles of Value Investing™. This approach sometimes leads us to contrarian positions. In 2009, this was beneficial, as our stock selection in Energy and Financials provided significant contribution to the Fund’s return.

At the beginning of the year, oil and natural gas faced tremendous pricing volatility. Oil prices ranged from $40 to nearly $150 per barrel in 2008, and finished 2009 at $80 a barrel. Natural gas had similar variability. In this environment, many investors seemed to avoid Energy companies. Two quality businesses we purchased mid-year were Cimarex (XEC) and Cabot Oil and Gas (COG). As firmer natural gas and oil pricing drove higher earnings expectations, these stocks increased significantly, rising 76% and 37%, respectively. A long-term Energy holding, Anadarko, also rose 61% in 2009.

During the credit crisis of 2008, the Fund underweighted Financials versus the benchmark because our investment team did not find companies with attractive valuations and improving fundamentals. As credit markets began healing during 2009, we identified a number of companies with strong business franchises, improving outlooks and compelling valuations. As a result, seven Financials were added to the portfolio. We’re pleased to report they were purchased at prices near or below book value.

As of December 31, 2009, the Fund’s sector weightings generally fell between those of the Russell 3000 Value and S&P 500 Indices, with a significant exception: our underweight in Consumer Discretionary. This sector was the best performing Russell 3000 Value sector in 2009. With the sector’s significant outperformance, we found few stocks which met our strict value investment criteria.

Entering 2010, we believe the Fund is attractively positioned, trading at a discount to the Russell 3000 Value and S&P 500 on key financial metrics, including forward 2010 price-to earnings, book value and debt-to-capitalization. Utilizing Heartland’s time-tested, fundamental research process, our team remains focused on pursuing value regardless of size. Morningstar highlighted this attribute in a recent report about Heartland: “Management has proven it can successfully make big moves across market-cap ranges when big differences in opportunities are available.” Further, Morningstar stated, “Management’s consistent success buying high-quality businesses at a discount has driven this impressive all-weather performance.”(1)

The last two years have played havoc with many investors’ pocketbooks. Our time-tested, disciplined investment process is not driven by short-term trends. Rather our focus is on identifying high quality, undervalued businesses. We believe this process has served our shareholders well over the long-term through a variety of market environments.

Thank you for your confidence in the Heartland Select Value Fund.

(1) Morningstar’s Take, 11/12/09.

CFA is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2009	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year
Investor Class (HRSVX)	10-11-96	10.30%	10.57%	5.60%	-0.28%	38.63%
Institutional Class (HNSVX)	05-01-08	10.35	10.64	5.73	-0.08	39.02
Russell 3000 Value Index	—	6.78	2.88	-0.24	-8.91	19.76
S&P 500 Index	—	5.54	-0.95	0.42	-5.63	26.46

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

As of 5/1/09, the gross expense ratios for the Investor and Institutional Class are 1.33% and 1.29%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

*	Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	55
Net assets	$437 mil.
NAV (Investor Class)	$24.91
NAV (Institutional Class)	$24.89
Median market cap	$4,518 mil.
Weighted average market cap	$20,872 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Raymond James Financial, Inc.	2.8%
PNC Financial Services Group, Inc.	2.4
Hospira, Inc.	2.3
Covidien, Ltd.	2.3
Johnson Controls, Inc.	2.3
Avnet, Inc.	2.3
Benchmark Electronics, Inc.	2.2
MasTec Inc.	2.2
The Bank of New York Mellon Corp.	2.2
Overseas Shipholding Group, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/09.

PORTFOLIO MANAGEMENT TEAM

MANAGEMENT REPORT

In 2009, the Heartland Value Plus Fund Investor Class rose 26.4%, handily beating the Russell 2000 Value Index, which increased 20.6%. This achievement marked the third consecutive year the Value Plus Fund outperformed its benchmark and, as of December 31, 2009, helped place the Fund in Morningstar’s top 1% of 310 small cap value funds over the three-year period based on risk-adjusted returns.

We feel the Fund’s focus on low debt companies and dividend payers explains our results relative to the strong performance of many small-cap managers. From the March lows through the end of the year, small companies with the highest debt outperformed those businesses with the lowest debt by 54%. (1) Additionally, for the year, in the Russell 2000 Value Index, non-dividend paying companies increased 42.6% versus dividend payers, which returned only 6.5%.(2) Considering these two hindering trends, we believe the Fund’s outperformance versus the benchmark is a clear validation of the 10 Principles of Value Investing™.

This approach led to overweights in the out-of-favor sectors, Energy and Health Care. In each of these, the Fund’s holdings outperformed 5.9% and 11.1%, respectively, over those sectors within the benchmark.

Health Care remained our largest weighting, although it has decreased for the second consecutive quarter. We sold our largest holding, IMS Health (RX), as they received an offer to be acquired. Recently, private buyers have begun to discover the inherent value in Health Care, and we believe there’s more to come. In just the last few months of 2009, there have been four Health Care deals, including IMS Health, supporting Heartland’s confidence in the space. As we wrote in the 2009 Semiannual Report, depressed hospital capital spending and possible government reform led many investors to ignore the sector. These concerns may have merit, but we believe they’re priced into the current share prices, as many are trading near historically low valuations.

The Value Plus Fund’s strong stock selection in Financials also added to the return. Our holdings increased 6.2% versus a decline of 2.9% for Financials in the Russell 2000 Value Index. We have avoided this sector since 2007 because companies with attractive valuations and improving fundamentals were scarce. Over the last two quarters of 2009, however, we have begun to find banks which meet our criteria.

In our opinion, the Fund’s bank holdings are well capitalized, which should place them at the top of the FDIC’s list to purchase failed banks. Acquiring failed banks can be a prosperous venture as the purchasing bank can pick up deposits and branches (sometimes at no cost), can choose which assets to keep, and will often enter into a loss sharing agreement with the FDIC. In 2009, the market has viewed a number of bank deals favorably, revaluing them 50% or higher after their announcement.

The 2009 rally seemed to be driven by equity investors’ renewed appetite for risk. While we expect there may be periods of underperformance for dividend payers, we remain focused on our long-term investment process to find what we believe to be unloved, undervalued and underfollowed companies with strong fundamentals and solid management teams. In the Heartland Value Plus Fund, we’ll continue to build a portfolio focused on low debt companies that pay dividends.

(1) Source: Furey Research Partners; Small-caps defined as companies with market capitalizations between $200 million and $3 billion. (2) Source: Bank of America Merrill Lynch. CFA is a registered trademark owned by the CFA Institute.

As of 12/31/09, the Value Plus Fund was ranked in the 1st, 11th and 25th percentile among 310, 245 and 131 small value funds for the 3, 5 and 10 year time periods based on risk-adjusted returns.

©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance, rankings and ratings are no guarantee of future results. Rankings and ratings change monthly. Investment return and principal value will fluctuate so that your shares, when redeemed may be worth more or less than their original purchase price.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2009	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor Class (HRVIX)	10-26-93	10.78%	11.67%	10.27%	4.59%	2.81%	26.37%
Institutional Class (HNVIX)	05-01-08	10.81	11.71	10.32	4.69	2.97	26.70
Russell 2000 Value Index	—	9.15	9.87	8.27	-0.01	-8.22	20.58
Russell 2000 Index	—	7.17	7.73	3.51	0.51	-6.07	27.17

Index Source: FactSet Research Systems, Inc.

As of 5/1/09, the gross expense ratios for the Investor and Institutional Class are 1.27% and 1.19%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

*	Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.”

*	The statistics reported for the Russell 2000 Index exclude the impact of Theravance, Inc., a constituent of the Index at 12/31/09. All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	61
Net assets	$831 mil.
NAV (Investor Class)	$23.41
NAV (Institutional Class)	$23.40
Median market cap	$806 mil.
Weighted average market cap	$1,391 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Hill-Rom Holdings, Inc.	3.6%
Cimarex Energy Co.	3.5
Chemed Corp.	3.5
CONMED Corp.	3.4
Omnicare, Inc.	3.3
St. Mary Land & Exploration Co.	3.3
Pall Corp.	3.3
Invacare Corp.	3.2
Sensient Technologies Corp.	2.8
Park Electrochemical Corp.	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/09.

PORTFOLIO MANAGEMENT TEAM

MANAGEMENT REPORT

During the past year, the Heartland Value Fund Investor Class increased an impressive 44.5%, significantly outperforming its benchmark, the Russell 2000 Value Index, which rose 20.6%. More importantly, since inception 25 years ago, through December 31, 2009, a hypothetical investment of $10,000 in the Value Fund would have grown to over $200,000, nearly 50% greater than a similar investment in the Russell 2000 Value. Our long-term record has been recognized by Morningstar as it named the Fund “one of oldest and best micro-cap funds.”(1)

In the Semiannual Report, we indicated small and micro-cap stocks have historically moved first and farthest coming out of difficult economic periods. This proved true for the year, as the smallest of the small stocks significantly rebounded. Companies smaller than $250 million returned 38.2%, while those with market caps of $1 billion or larger returned 5.7%.(2) With a median market capitalization of $147 million, the Value Fund benefited from the micro-cap rally.

As long-term investors, we prefer to focus on the results generated for shareholders over the last quarter of a century. We are proud to share that, as of December 31, 2009, the Value Fund outpaced its benchmark over the 3, 5, 10, 15, 20 year, and since inception time periods. In our view, this demonstrates the strength and consistency of Heartland’s investment process driven by the 10 Principles of Value Investing™.

Our value approach has historically led us to out-of-favor areas of the market, as it did during the last 12 months when we found investment opportunities in the Health Care sector. Many of these businesses were significantly discounted due to depressed hospital spending, postponed doctor visits and concerns of industry reform. Our contrarian view of the sector generated 13% additional return versus other Health Care companies within the benchmark during the period. Most notably, Analogic Corp. (ALOG) and Bioscrip, Inc. (BIOS) were two of the largest contributors to the Fund’s annual results.

We maintain our positive outlook for this sector, as many Health Care stocks continue to show the qualities we seek: fortress-like balance sheets and attractive valuations, including a price-to-earnings discount of about 25% compared to the broader market.(3) Also, private equity firms seem to have recently discovered the sector’s inherent value. There have been four acquisitions in the last few months, and we expect more to come.

Although we continued to underweight the Financials sector, our stock selection among debt collectors, insurance and capital market related companies provided significant outperformance compared to companies in the Russell 2000 Value Index, with our holdings increasing 3.7% versus -2.9% for the Financials in the benchmark.

Despite the dramatic increase in equities since March of this year, we believe the Fund’s holdings are attractively valued and financially sound. As of December 31, 2009, out of 157 holdings, 40% were priced below book value and 59% had debt-to-capital ratios of less than 25%. In today’s volatile and uncertain times, we believe a portfolio of low price-to-earnings companies with low debt levels is a most prudent course.

The Value Fund is celebrating 25 years of investment success. In the years ahead, we look forward to utilizing Heartland’s time-tested approach to identify high-quality small businesses trading at a discount to their true intrinsic worth. In our view, this is the most intelligent way to build your net worth.

Thank you for your trust and confidence.

(1) Morningstar’s Take, 6/25/09. (2) Source: Bank of America Merrill Lynch, 1/4/10; (3) Source: Leerink Swann, 12/17/09.

CFA is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2009	Inception Date	Since Inception	Twenty Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor (HRTVX)	12-28-84	12.88%	12.57%	11.34%	8.87%	1.51%	-6.19%	44.49%
Institutional Class (HNTVX)	05-01-08	12.90	12.60	11.38	8.92	1.61	-6.04	44.86
Russell 2000 Value Index	—	11.04	10.34	9.87	8.27	-0.01	-8.22	20.58
Russell 2000 Index	—	9.28	8.34	7.73	3.51	0.51	-6.07	27.17

Index Source: FactSet Research Systems, Inc.

As of 5/1/09, the gross expense ratios for the Investor and Institutional Class are 1.20% and 1.06%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

*	Percentages are based upon total equity investments.

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that the broad market generally will not recognize the intrinsic value of such securities.

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.”

*	The statistics reported for the Russell 2000 Index exclude the impact of Theravance, Inc., a constituent of the Index at 12/31/09. All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	157
Net assets	$1,225 mil.
NAV (Investor Class)	$36.18
NAV (Institutional Class)	$36.36
Median market cap	$147 mil.
Weighted average market cap	$702 mil.

TOP TEN HOLDINGS - % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital, Inc.	3.8%
Gammon Gold Inc.	3.2
Analogic Corp.	3.0
BioScrip, Inc.	2.4
Companhia de Saneamento Basico do	2.2
Force Protection, Inc.	2.1
Accuray, Inc.	1.8
Encore Capital Group, Inc.	1.8
Unit Corp.	1.7
Sherritt International Corp.	1.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/09.

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of December 31, 2009. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings - $0 - $300 million	0.0%	11.4%	41.5%
Small-Cap Holdings - $300 million - $2 billion	25.8	58.5	43.1
Mid-Cap Holdings - $2 - $10 billion	38.5	28.9	8.1
Large-Cap Holdings - Greater than $10 billion	33.4	0.0	0.0
Short-Term Investments	2.3	1.2	6.9
Government Bonds	0.0	0.0	0.4
TOTAL	100.0	100.0	100.0

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2009. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	4.8%	3.9%	5.2%
Consumer Staples	7.3	0.0	4.1
Energy	12.6	14.6	9.9
Financials	19.6	20.8	5.7
Health Care	12.9	26.8	26.1
Industrials	13.3	16.1	16.9
Information Technology	15.4	10.0	15.1
Materials	4.2	6.6	7.5
Telecommunication Services	1.9	0.0	0.0
Utilities	5.7	0.0	2.2
Short-Term Investments	2.3	1.2	6.9
Government Bonds	0.0	0.0	0.4
TOTAL	100.0	100.0	100.0

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2009

COMMON STOCKS (98.0%)	SHARES	VALUE
Aerospace & Defense (1.9%)
General Dynamics Corp.	123,000	$8,384,910
Airlines (1.5%)
Alaska Air Group, Inc.(a)	188,000	6,497,280
Auto Components (3.5%)
Johnson Controls, Inc.	369,000	10,051,560
Gentex Corp.(b)	300,000	5,355,000

		15,406,560

Capital Markets (7.0%)
Raymond James Financial, Inc.	520,000	12,360,400
The Bank of New York Mellon Corp.	343,000	9,593,710
Morgan Stanley	296,200	8,767,520

		30,721,630

Chemicals (0.4%)
Agrium, Inc.	24,500	1,506,750
Commercial Banks (6.8%)
PNC Financial Services Group, Inc.	195,700	10,331,003
Canadian Western Bank (CAD)(c)	429,000	8,999,627
Investors Bancorp, Inc.(a)	555,426	6,076,361
Regions Financial Corp.(b)	848,300	4,487,507

		29,894,498

Communications Equipment (1.7%)
ADTRAN, Inc.	338,000	7,621,900
Construction & Engineering (2.2%)
MasTec, Inc.(a)	779,000	9,737,500
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	290,000	8,128,700
Electric Utilities (1.5%)
Hawaiian Electric Industries, Inc.	319,100	6,669,190
Electrical Equipment (2.1%)
ABB, Ltd. (ADR)(a)	489,500	9,349,450
Electronic Equipment & Instruments (7.5%)
Avnet, Inc.(a)	330,000	9,952,800
Benchmark Electronics, Inc.(a)	518,000	9,795,380
Tyco Electronics, Ltd.	350,000	8,592,500
Plexus Corp.(a)	152,400	4,343,400

		32,684,080

Energy Equipment & Services (4.8%)
ShawCor Ltd. (Class A) (CAD)(c)	300,000	8,418,989
Patterson-UTI Energy, Inc.	245,000	3,760,750
Tidewater Inc.	179,500	8,607,025

		20,786,764
Food & Staples Retailing (5.6%)
CVS Caremark Corp.	272,000	8,761,120
Walgreen Co.	221,000	8,115,120
Safeway, Inc.	358,800	7,638,852

		24,515,092
Food Products (1.8%)
Hormel Foods Corp.	200,000	7,690,000
Health Care Equipment & Supplies (6.2%)
Hospira, Inc.(a)	200,000	10,200,000
Covidien, Ltd.	210,000	10,056,900
Stryker Corp.	135,000	6,799,950

		27,056,850

Health Care Providers & Services (1.0%)
Universal American Corp.(a)	356,800	4,174,560
Household Durables (1.3%)
Whirlpool Corp.	72,100	5,815,586
Insurance (5.8%)
Selective Insurance Group, Inc.	541,100	8,901,095
Unum Group	425,000	8,296,000
Torchmark Corp.	184,500	8,108,775

		25,305,870
Machinery (1.6%)
Timken Co.	300,000	7,113,000
Metals & Mining (3.8%)
Alcoa, Inc.	550,000	8,866,000
Gammon Gold Inc. (CAD)(a)(c)	705,000	7,826,218

		16,692,218

Multi-Utilities (4.2%)
Integrys Energy Group, Inc.	225,000	9,447,750
MDU Resources Group, Inc.	383,000	9,038,800

		18,486,550

Oil, Gas & Consumable Fuels (7.9%)
Overseas Shipholding Group, Inc.	217,900	9,576,705
Southern Union Co.	344,900	7,829,230
Anadarko Petroleum Corp.	121,000	7,552,820
Cimarex Energy Co.	101,900	5,397,643
Cabot Oil & Gas Corp.	97,000	4,228,230

		34,584,628

Pharmaceuticals (5.8%)
Forest Laboratories, Inc.(a)	289,000	9,279,790
Pfizer Inc.	453,850	8,255,532
Johnson & Johnson	119,000	7,664,790

		25,200,112

Road & Rail (3.9%)
Kansas City Southern(a)	287,000	9,554,230
Werner Enterprises, Inc.	385,000	7,619,150

		17,173,380

Semiconductors (4.9%)
MEMC Electronic Materials, Inc.(a)	531,600	7,240,392
Intel Corp.	350,000	7,140,000
Micrel, Inc.	832,535	6,826,787

		21,207,179
Software (1.4%)
Electronic Arts, Inc.(a)	352,000	6,248,000

TOTAL COMMON STOCKS (Cost $371,302,197)		$428,652,237

SHORT-TERM INVESTMENTS (2.3%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (2.3%)
Wells Fargo (Grand Cayman)(d)	0.030%	$10,102,524	$10,102,524

TOTAL SHORT-TERM INVESTMENTS (Cost $10,102,524)			$10,102,524

TOTAL INVESTMENTS - (100.3%) (Cost $381,404,721)			438,754,761
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(1,458,364)

TOTAL NET ASSETS - (100.0%)			$437,296,397

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	All or a portion of the security is pledged as collateral on written options. See note 2(g) in Notes to Financial Statements.
(c)	Foreign-denominated security.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2009.

Common Abbreviations:

(CAD) Canadian issuer.

(ADR) American Depositary Receipt.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2009

COMMON STOCKS (99.0%)	SHARES	VALUE
Aerospace & Defense (2.3%)
Triumph Group, Inc.	400,000	$19,300,000
Auto Components (1.5%)
Superior Industries International, Inc.	800,000	12,240,000
Capital Markets (1.4%)
BGC Partners, Inc. (Class A)(b)	2,500,000	11,550,000
Chemicals (5.1%)
Sensient Technologies Corp.	900,000	23,670,000
American Vanguard Corp.(b)	1,500,000	12,450,000
A. Schulman, Inc.	300,000	6,054,000

		42,174,000

Commercial Banks (6.8%)
Umpqua Holdings Corp.	900,000	12,069,000
Glacier Bancorp, Inc.	700,000	9,604,000
Marshall & Ilsley Corp.	1,700,000	9,265,000
Renasant Corp.	500,000	6,800,000
TriCo Bancshares	375,000	6,243,750
Old National Bancorp	500,000	6,215,000
StellarOne Corp.	600,000	5,976,000

		56,172,750

Diversified Consumer Services (0.7%)
Hillenbrand, Inc.	300,000	5,652,000
Diversified Financial Services (1.3%)
Asset Acceptance Capital Corp.(a)(b)	1,650,000	11,187,000
Electrical Equipment (0.5%)
Encore Wire Corp.	200,000	4,214,000
Electronic Equipment & Instruments (5.4%)
Park Electrochemical Corp.	850,000	23,494,000
AVX Corp.	1,250,000	15,837,500
CTS Corp.	600,000	5,772,000

		45,103,500

Energy Equipment & Services (4.4%)
Unit Corp.(a)	500,000	21,250,000
Patterson-UTI Energy, Inc.	600,000	9,210,000
RPC, Inc.	550,000	5,720,000

		36,180,000

Health Care Equipment & Supplies (19.0%)
Hill-Rom Holdings, Inc.	1,250,000	29,987,500
CONMED Corp.(a)	1,250,000	28,500,000
Invacare Corp.	1,050,000	26,187,000
Teleflex, Inc.	400,000	21,556,000
Analogic Corp.	525,000	20,217,750
STERIS Corp.	700,000	19,579,000
The Cooper Companies, Inc.	300,000	11,436,000

		157,463,250

Health Care Providers & Services (6.8%)
Chemed Corp.	600,000	28,782,000
Omnicare, Inc.	1,150,000	27,818,500

		56,600,500

Health Care Technology (1.1%)
Omnicell, Inc.(a)	750,000	8,767,500
Insurance (7.8%)
Horace Mann Educators Corp.	900,000	11,250,000
Brown & Brown, Inc.	600,000	10,782,000
HCC Insurance Holdings, Inc.	350,000	9,789,500
Arthur J. Gallagher & Co.	400,000	9,004,000
The Hanover Insurance Group, Inc.	200,000	8,886,000
State Auto Financial Corp.	425,000	7,862,500
Harleysville Group Inc.	235,000	7,470,650

		65,044,650
IT Services (1.8%)
MAXIMUS, Inc.	300,000	15,000,000
Machinery (7.0%)
Pall Corp.	750,000	27,150,000
FreightCar America, Inc.(b)	700,000	13,881,000
Robbins & Myers, Inc.	400,000	9,408,000
Federal Signal Corp.	1,250,000	7,525,000

		57,964,000

Metals & Mining (1.5%)
Kaiser Aluminum Corp.	300,000	12,486,000
Multiline Retail (0.7%)
Fred’s, Inc. (Class A)	600,000	6,120,000
Oil, Gas & Consumable Fuels (10.2%)
Cimarex Energy Co.	550,000	29,133,500
St. Mary Land & Exploration Co.	800,000	27,392,000
Overseas Shipholding Group, Inc.	375,000	16,481,250
Frontier Oil Corp.	1,000,000	12,040,000

		85,046,750

Professional Services (4.5%)
Navigant Consulting, Inc.(a)	1,500,000	22,290,000
CDI Corp.	700,000	9,065,000
Heidrick & Struggles International, Inc.	200,000	6,248,000

		37,603,000

Road & Rail (1.0%)
Werner Enterprises, Inc.	400,000	7,916,000
Semiconductors (2.7%)
Micrel, Inc.	2,100,000	17,220,000
Actel Corp.(a)	475,000	5,643,000

		22,863,000

Specialty Retail (1.1%)
The Finish Line, Inc.	700,000	8,785,000
Thrifts & Mortgage Finance (3.5%)
First Niagara Financial Group, Inc.	950,000	13,214,500
Berkshire Hills Bancorp, Inc.	475,000	9,823,000
Provident Financial Services, Inc.	600,000	6,390,000

		29,427,500

Trading Companies & Distributors (0.9%)
GATX Corp.	250,000	7,187,500

TOTAL COMMON STOCKS (Cost $794,164,853)		$822,047,900

SHORT-TERM INVESTMENTS (1.2%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (1.2%)
Wells Fargo (Grand Cayman)(c)	0.030%	$10,091,398	$10,091,398

TOTAL SHORT-TERM INVESTMENTS (Cost $10,091,398)			$10,091,398

TOTAL INVESTMENTS - (100.2%) (Cost $804,256,251)			832,139,298
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(1,611,677)

TOTAL NET ASSETS - (100.0%)			$830,527,621

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Affiliated company. See Note 11 in Notes to Financial Statements.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2009.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2009

COMMON STOCKS (92.9%)	SHARES	VALUE
Aerospace & Defense (1.7%)
Spirit Aerosystems Holdings, Inc.(a)	800,000	$15,888,000
Herley Industries, Inc.(a)	332,719	4,621,467

		20,509,467

Airlines (0.5%)
Copa Holdings S.A. (Class A)(b)	100,000	5,447,000
Auto Components (0.7%)
Tongxin International, Ltd.(a)(c)	900,000	8,100,000
Hy-Drive Technologies, Ltd. (CAD)(a)(c)(d)	491,000	159,621

		8,259,621

Biotechnology (0.6%)
Sangamo Biosciences, Inc.(a)	800,000	4,736,000
China-Biotics, Inc. (a)(b)	186,416	2,883,855

		7,619,855
Building Products (0.2%)
Maezawa Kasei Industries Co., Ltd. (JPY)(d)	200,000	1,997,101

Capital Markets (0.8%)
FirstCity Financial Corp.(a)(c)(e)	785,000	5,871,800
BGC Partners, Inc. (Class A)	750,000	3,465,000

		9,336,800

Chemicals (1.5%)
Chemtura Corp.(a)(f)	7,000,000	8,610,000
Omnova Solutions, Inc.(a)(b)(c)	1,000,000	6,130,000
American Vanguard Corp.	500,000	4,150,000

		18,890,000

Commercial Banks (0.4%)
Pacific Continental Corp.	250,000	2,860,000
Eastern Virginia Bankshares, Inc.	182,000	1,292,200
Hawthorn Bancshares, Inc.(e)	120,889	1,153,281

		5,305,481

Commercial Services & Supplies
Intersections, Inc.(a)(c)(e)	1,500,000	7,350,000
Perma-Fix Environmental Services, Inc.(a)(c)	3,237,000	7,347,990
TRC Cos., Inc.(a)(c)(e)	1,750,000	5,232,500

		19,930,490

Communications Equipment (6.8%)
InterDigital, Inc.(a)	1,750,000	46,445,000
Extreme Networks, Inc.(a)	3,500,000	10,045,000
EMS Technologies, Inc.(a)	400,000	5,800,000
Westell Technologies, Inc.(a)(c)	4,800,000	5,760,000
PCTEL, Inc.(a)	670,000	3,966,400
Cogo Group, Inc.(a)	500,000	3,685,000
Lantronix, Inc.(a)(c)(e)	960,309	3,111,401
EF Johnson Technologies, Inc.(a)(c)	2,500,000	2,775,000
Hemisphere GPS, Inc. (CAD)(a)(d)	2,000,000	1,625,472

		83,213,273

Computers & Peripherals (0.1%)
Concurrent Computer Corp.(a)	250,000	1,000,000
Diversified Financial Services (2.4%)
Encore Capital Group, Inc.(a)(c)	1,250,000	21,750,000
Asset Acceptance Capital Corp.(a)	750,000	5,085,000
Collection House, Ltd. (AUD)(d)(e)	4,620,000	2,801,182

		29,636,182

Electrical Equipment (3.4%)
FuelCell Energy, Inc.(a)	3,759,847	14,137,025
Hollysys Automation Technologies, Ltd.(a)(c)	1,000,000	12,010,000
Jinpan International, Ltd.	100,000	4,767,000
Magnetek Inc.(a)(c)	3,000,000	4,620,000
C&D Technologies, Inc.(a)(c)	2,000,000	3,100,000
Orion Energy Systems, Inc.(a)	500,000	2,195,000
ZBB Energy Corp.(a)(c)	1,041,667	1,229,167

		42,058,192

Electronic Equipment & Instruments (1.8%)
Richardson Electronics, Ltd.(c)	1,400,000	8,218,000
Wireless Ronin Technologies, Inc.(a)(c)	1,380,000	5,092,200
RCG Holdings, Ltd. (GBP)(a)	3,500,000	4,536,681
O.I. Corp.(c)(e)	245,900	2,092,609
MOCON, Inc.	213,108	1,939,283

		21,878,773

Energy Equipment & Services (3.5%)
Unit Corp.(a)	500,000	21,250,000
China Natural Gas, Inc.(a)(c)	1,030,800	11,462,496
Newpark Resources, Inc.(a)(c)	2,500,000	10,575,000

		43,287,496

Food Products (3.4%)
Agria Corp. (ADR)(a)(c)	4,000,000	12,520,000
Zhongpin, Inc.(a)	750,000	11,707,500
Riken Vitamin Co., Ltd. (JPY)(d)(e)	244,300	5,823,224
Hanover Foods Corp. (Class A)(e)(f)	49,250	5,060,438
The Inventure Group, Inc.(a)(c)	1,900,622	4,485,468
HQ Sustainable Maritime Industries, Inc.(a)	250,000	1,760,000

		41,356,630

Health Care Equipment & Supplies (12.1%)
Analogic Corp.(b)(c)	950,000	36,584,500
Accuray, Inc.(a)(c)	4,000,000	22,440,000
STERIS Corp.(b)	550,000	15,383,500
STAAR Surgical Co.(a)(c)	3,100,000	9,641,000
The Cooper Companies, Inc.	250,000	9,530,000
CONMED Corp.(a)	400,000	9,120,000
Invacare Corp.	300,000	7,482,000
Fukuda Denshi Co., Ltd. (JPY)(d)(e)	300,000	7,311,967
Nissui Pharmaceutical Co., Ltd. (JPY)(d)	938,000	6,596,768
Trinity Biotech Plc (ADR)(a)(c)	1,400,000	5,670,000
National Dentex Corp.(a)(c)(e)	524,682	5,299,288
Osteotech, Inc.(a)(c)	1,502,326	4,807,443
Home Diagnostics, Inc.(a)	750,000	4,575,000
Digirad Corp.(a)(c)	1,800,000	3,780,000

		148,221,466

Health Care Providers & Services (8.6%)
BioScrip, Inc.(a)(c)	3,500,000	29,260,000
Omnicare, Inc.	500,000	12,095,000
The Ensign Group, Inc.	750,000	11,527,500
America Service Group, Inc.(c)	700,000	11,109,000
Chemed Corp.	200,000	9,594,000
Virtual Radiologic Corp.(a)	750,100	9,571,276
Hooper Holmes, Inc.(a)(c)(e)	6,500,000	6,825,000
Animal Health International, Inc.(a)(c)(e)	2,300,000	5,520,000
PDI, Inc.(a)(c)	1,096,323	5,284,277
Addus HomeCare Corp.(a)	300,000	2,760,000
SRI/Surgical Express, Inc.(a)(c)	560,000	1,148,000
Medical Staffing Network Holdings, Inc.(a)(e)	1,239,500	508,195

		105,202,248

Household Durables (0.1%)
Flexsteel Industries, Inc.	100,000	1,023,000
Household Products (0.7%)
Oil-Dri Corp. of America(c)	562,500	8,718,750
Insurance (1.2%)
Presidential Life Corp.	1,000,000	9,150,000
State Auto Financial Corp.	195,098	3,609,313
Meadowbrook Insurance Group, Inc.	250,000	1,850,000

		14,609,313

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2009

COMMON STOCKS (CONTINUED)	SHARES	VALUE
IT Services (4.3%)
Computer Task Group, Inc.(a)(c)	1,500,000	$12,015,000
Dynamics Research Corp.(a)(c)	791,047	8,393,009
TechTeam Global, Inc.(a)(c)(e)	1,042,600	7,934,186
Tier Technologies, Inc. (Class B)(a)(c)	950,000	7,600,000
StarTek, Inc.(a)(c)	894,500	6,690,860
Telvent GIT S.A.	100,000	3,898,000
Forrester Research, Inc.(a)	150,000	3,892,500
Analysts International Corp.(a)(c)	2,365,000	1,584,550

		52,008,105

Life Sciences Tools & Services (0.9%)
Cambrex Corp.(a)	1,250,000	6,975,000
Medtox Scientific, Inc.(a)	400,000	3,100,000
CNS Response, Inc.(a)(c)(e)	1,800,000	1,080,000
BioClinica, Inc.(a)	44,355	188,509

		11,343,509

Machinery (5.9%)
Force Protection, Inc.(a)(c)	5,000,000	26,050,000
Federal Signal Corp.	2,069,375	12,457,637
Pall Corp.	250,000	9,050,000
Portec Rail Products, Inc.(c)	700,000	7,497,000
Flanders Corp.(a)(c)	1,501,663	6,697,417
MFRI, Inc.(a)(c)(e)	576,000	3,916,800
Met-Pro Corp.	366,781	3,895,214
Supreme Industries, Inc.(a)(c)(e)	1,035,000	2,049,300

		71,613,368

Marine (0.2%)
TBS International Ltd.(a)	400,000	2,940,000

Media (0.9%)
SearchMedia Holdings Ltd.(a)(c)	750,000	5,482,500
Horipro, Inc. (JPY)(d)(e)	601,900	4,653,117
Saga Communications, Inc.(a)	100,000	1,255,000

		11,390,617

Metals & Mining (6.0%)
Gammon Gold Inc. (CAD)(a)(d)	3,500,000	38,853,564
First Majestic Silver Corp. (CAD)(a)(d)	3,000,000	11,674,714
PolyMet Mining Corp. (CAD)(a)(d)	3,500,000	10,642,062
Nautilus Minerals Inc. (CAD)(a)(d)	2,053,500	3,416,446
U.S. Silver Corp. (CAD)(a)(c)(d)	18,960,000	2,991,251
Energold Drilling Corp. (CAD)(a)(d)	1,000,000	2,438,208
Midway Gold Corp. (CAD)(a)(d)	2,980,000	2,307,979
North American Tungsten Corp. (CAD)(a)(d)	5,050,700	1,038,295

		73,362,519

Multiline Retail (1.3%)
Fred’s, Inc. (Class A)	1,000,000	10,200,000
Duckwall-ALCO Stores, Inc.(a)(c)(e)	380,400	5,850,552

		16,050,552

Oil, Gas & Consumable Fuels (6.4%)
Sherritt International Corp. (CAD)(d)	3,000,000	18,845,915
Swift Energy Co.(a)	750,000	17,970,000
Forest Oil Corp.(a)	650,000	14,462,500

Clayton Williams Energy, Inc.(a)	380,209	13,322,523
China Integrated Energy, Inc.(a)	750,000	5,280,000
Overseas Shipholding Group, Inc.	75,000	3,296,250
W&T Offshore, Inc.	200,000	2,340,000
Fairborne Energy, Ltd. (CAD)(a)(d)	500,000	2,280,442

		77,797,630

Pharmaceuticals (3.9%)
China Biologic Products, Inc.(a)(c)	750,000	9,007,500
Cangene Corp. (CAD)(a)(d)	1,650,000	8,046,087
Fuji Pharmaceutical Co., Ltd. (JPY)(d)	455,300	7,416,010
Questcor Pharmaceuticals, Inc.(a)	1,500,000	7,125,000
Caraco Pharmaceutical Laboratories, Ltd.(a)	1,000,000	6,040,000
Obagi Medical Products, Inc.(a)	350,000	4,200,000
ASKA Pharmaceutical Co., Ltd. (JPY)(d)	500,000	3,430,504
Discovery Laboratories, Inc.(a)(c)	4,170,382	2,621,085

		47,886,186

Professional Services (2.7%)
Navigant Consulting, Inc.(a)	850,000	12,631,000
Hudson Highland Group, Inc.(a)(c)	1,500,000	7,110,000
LECG Corp.(a)(c)	2,060,000	6,159,400
Barrett Business Services, Inc.	400,000	4,916,000
RCM Technologies, Inc.(a)(c)(e)	1,000,000	2,480,000

		33,296,400

Real Estate (0.4%)
Camargo Correa Desenvolvimento Imobiliario SA (BRL)(d)	1,500,000	4,695,577

Road & Rail (0.4%)
Marten Transport, Ltd.(a)	300,000	5,385,000

Semiconductors (1.7%)
Micrel, Inc.	1,250,000	10,250,000
Actel Corp.(a)	600,000	7,128,000
CDC Software Corp. (ADR)(a)(c)	401,000	3,873,660

		21,251,660
Software (0.5%)
ePlus, Inc.(a)	400,000	6,604,000

Specialty Retail (1.4%)
Shoe Carnival, Inc.(a)	400,000	8,188,000
Brown Shoe Co., Inc.	800,000	7,896,000
The Forzani Group, Ltd. (CAD)(d)	114,900	1,560,052

		17,644,052

Textiles, Apparel & Luxury Goods (0.7%)
Lakeland Industries, Inc.(a)(c)(e)	510,000	4,080,000
LaCrosse Footwear, Inc.	220,957	2,810,573
Hampshire Group, Ltd.(a)(c)(f)	519,000	2,070,810

		8,961,383

Thrifts & Mortgage Finance (0.6%)
BofI Holding, Inc.(a)	379,279	3,792,790
HF Financial Corp.(c)	325,000	3,055,000

		6,847,790

Trading Companies & Distributors (0.1%)
Aceto Corp.	101,900	524,785

Transportation Infrastructure (0.3%)
Quixote Corp.(a)(c)	550,000	3,503,500

Water Utilities (2.2%)
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)	700,000	27,384,000

TOTAL COMMON STOCKS (Cost $1,122,488,874)		$1,137,991,771

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2009

WARRANTS (0.0%)(g)	SHARES	VALUE
Electrical Equipment (0.0%)
ZBB Energy Corp.(c)(f)	208,333	$0

Life Sciences Tools & Services (0.0%)
CNS Response, Inc.(c)(f)	540,000	0

Metals & Mining (0.0%)(g)
Polymet Mining Corp. - A Warrants (CAD)(d)(f)	500,000	86,054
Polymet Mining Corp. - B Warrants (CAD)(d)(f)	500,000	0
U.S. Silver Corp. (CAD)(c)(d)	1,980,000	265,048

TOTAL WARRANTS Cost $–)		$351,102

GOVERNMENT BONDS (0.4%)	PRINCIPAL AMOUNT	VALUE
Foreign Government Bonds (0.4%)
Australia Government Bond, 5.250%, 8/15/10	$5,000,000	$4,518,675

TOTAL GOVERNMENT BONDS (Cost $4,608,713)		$4,518,675

SHORT-TERM INVESTMENTS (6.7%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (6.7%)
Wells Fargo (Grand Cayman)(h)	0.030%	$82,204,445	$82,204,445

TOTAL SHORT-TERM INVESTMENTS (Cost $82,204,445)			$82,204,445

TOTAL INVESTMENTS - (100.0%) (Cost $1,209,302,032)			1,225,065,993
OTHER ASSETS AND LIABILITIES, NET- (0.0%)(g)			240,870

NET ASSETS - (100.0%)			$1,225,306,863

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	All or a portion of the security is pledged as collateral on written options. See note 2(g) in Notes to Financial Statements.
(c)	Affiliated company. See Note 9 in Notes to Financial Statements. (d) Foreign-denominated security.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(h) in Notes to Financial Statements.
(f)	Valued at fair value using methods determined by the Board of Directors. See Note 3 in Notes to Financial Statements.
(g)	Less than 0.05% of total net assets.
(h)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2009.

Common Abbreviations:

(ADR) American Depositary Receipt.

(AUD) Australian issuer.

(GBP) Bermuda issuer denominated in Great Britain Pounds.

(BRL) Brazil issuer.

(CAD) Canadian issuer.

(JPY) Japanese issuer.

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (a)	$381,404,721	$804,256,251	$1,209,302,032

Investments in securities, at value	$438,754,761	$783,071,298	$769,927,055
Investments in affiliates, at value (See Note 11)	—	49,068,000	455,138,938

Total Investments, at value	438,754,761	832,139,298	1,225,065,993
Receivable for securities sold	—	—	10,402,001
Receivable due from advisor	—	4,507	—
Accrued dividends and interest	321,549	684,383	1,446,258
Receivable for capital shares issued	590,013	591,229	585,620
Prepaid expenses	38,418	94,401	46,148

Total Assets	439,704,741	833,513,818	1,237,546,020

LIABILITIES:
Written options, at value (proceeds $472,056, $0, and $1,172,539, respectively)	460,449	—	775,000
Payable for securities purchased	1,046,868	1,194,945	6,010,419
Distributions payable to shareholders	—	88,012	—
Payable for capital shares redeemed	789,953	1,489,493	5,020,490
Payable to custodian	—	—	1,073
Payable to sub-custodian	—	—	111,644
Accrued expenses
Fund accounting fees	9,142	17,343	25,569
Transfer agency fees	60,598	115,834	161,290
Other	41,334	80,570	133,672

Total Liabilities	2,408,344	2,986,197	12,239,157

TOTAL NET ASSETS	$437,296,397	$830,527,621	$1,225,306,863

NET ASSETS CONSIST OF:
Paid-in capital	$428,514,319	$860,980,938	$1,211,403,308
Accumulated undistributed (distributions in excess of) net investment income (loss)	24,550	79,950	(1,917,806)
Accumulated undistributed gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(48,604,681)	(58,416,314)	(338,337)
Net unrealized appreciation on investments	57,362,209	27,883,047	16,159,698

TOTAL NET ASSETS	$437,296,397	$830,527,621	$1,225,306,863

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$390,476,406	$769,468,061	$1,167,784,398
Shares outstanding	15,678,213	32,865,970	32,276,739

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$24.91	$23.41	$36.18

INSTITUTIONAL CLASS:
Net assets	$46,819,991	$61,059,560	$57,522,465
Shares outstanding	1,880,730	2,609,425	1,582,082

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$24.89	$23.40	$36.36

(a)	Includes cost of investments in affiliates of $73,932,797 for the Value Plus Fund and $499,527,600 for the Value Fund. See Note 11 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Annual Period Ended December 31, 2009

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND

INVESTMENT INCOME:
Dividends(a)	$6,284,074	$13,703,523	$7,758,261
Interest	14,663	27,429	64,734
Foreign taxes withheld	(53,413)	—	(138,407)

Total Investment Income	6,245,324	13,730,952	7,684,588

EXPENSES:
Management fees	2,482,673	5,031,458	7,509,204
Distribution fees - Investor Class	748,602	1,662,456	2,025,049
Transfer agency fees	491,184	1,089,669	1,194,182
Fund accounting fees	93,173	204,217	282,920
Custodian fees	30,527	51,065	110,987
Printing and communication fees	20,149	35,559	89,588
Postage fees	40,195	113,607	59,805
Legal fees	16,845	37,091	57,065
Registration fees	21,093	101,202	34,378
Directors’ fees	29,588	67,538	91,135
Audit fees	46,788	59,022	75,210
Insurance fees	42,456	97,562	144,150
Other expenses	25,843	63,817	62,932

Total expenses before waivers	4,089,116	8,614,263	11,736,605
Expenses waived by Investment Advisor (See Note 4)	—	(20,308)	—

Net Expenses	4,089,116	8,593,955	11,736,605

NET INVESTMENT INCOME (LOSS)	2,156,208	5,136,997	(4,052,017)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	(29,712,396)	(40,137,451)	35,547,845
Investments - Affiliated securities	—	(7,212,943)	(21,817,379)
Futures contracts	—	—	(8,085,453)
Written options	39,344	2,291,304	6,260,390
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	141,038,385	205,939,307	370,815,567
Written options	11,607	(213,999)	1,063,478

TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	111,376,940	160,666,218	383,784,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,533,148	$165,803,215	$379,732,431

(a)	Including $0, $1,010,250 and $1,199,459 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively (see Note 11).

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2009

FROM INVESTMENT OPERATIONS:
Net investment income	$2,156,208	$2,043,726	$5,136,997	$4,078,780
Net realized (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	(29,673,052)	(16,996,710)	(45,059,090)	(13,342,657)
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	141,049,992	(101,321,130)	205,725,308	(181,423,051)

Net increase (decrease) in net assets resulting from operations	113,533,148	(116,274,114)	165,803,215	(190,686,928)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,214,156)	(1,893,718)	(6,129,650)	(1,842,208)
Institutional Class(a)	(381,845)	(220,110)	(734,414)	(33,880)

Total distributions to shareholders	(2,596,001)	(2,113,828)	(6,864,064)	(1,876,088)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	126,358,073	168,851,934	370,913,523	919,680,787
Dividends reinvested	2,180,135	1,855,054	6,005,091	1,791,815
Value of shares redeemed(b)	(100,541,071)	(124,685,622)	(423,117,060)	(295,980,476)

Total Investor Class	27,997,137	46,021,366	(46,198,446)	625,492,126
Institutional Class(a)
Proceeds from shares issued	23,445,933	25,305,760 (c)	42,798,594	36,747,034 (c)
Dividends reinvested	328,349	186,609	669,750	33,873
Value of shares redeemed(b)	(8,415,059)	(964,215)	(30,387,441)	(2,781,988)

Total Institutional Class	15,359,223	24,528,154	13,080,903	33,998,919

Net increase (decrease) in net assets derived from capital transactions	43,356,360	70,549,520	(33,117,543)	659,491,045

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,293,507	(47,838,422)	125,821,608	466,928,029
NET ASSETS AT THE BEGINNING OF THE PERIOD	283,002,890	330,841,312	704,706,013	237,777,984

NET ASSETS AT THE END OF THE PERIOD	$437,296,397	$283,002,890	$830,527,621	$704,706,013

ACCUMULATED FUND DISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	$24,550	$(5,318)	$79,950	$1,807,017

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.
(c)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	Year Ended December 31, 2009	Year Ended December 31, 2008

FROM INVESTMENT OPERATIONS:
Net investment (loss)	$(4,052,017)	$(7,290,293)
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	11,905,403	(8,748,199)
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	371,879,045	(625,359,404)

Net increase (decrease) in net assets resulting from operations	379,732,431	(641,397,896)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	—	(3,335,508)
Institutional Class(a)	—	—

Total distributions to shareholders	—	(3,335,508)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	102,350,160	154,628,057
Dividends reinvested	—	3,230,765
Value of shares redeemed(b)	(167,310,077)	(372,237,565)

Total Investor Class	(64,959,917)	(214,378,743)
Institutional Class(a)
Proceeds from shares issued	8,700,762	66,806,020 (c)
Dividends reinvested	—	—
Value of shares redeemed(b)	(8,813,023)	(5,285,825)

Total Institutional Class	(112,261)	61,520,195

Net (decrease) in net assets derived from capital transactions	(65,072,178)	(152,858,548)

TOTAL INCREASE (DECREASE) IN NET ASSETS	314,660,253	(797,591,952)
NET ASSETS AT THE BEGINNING OF THE PERIOD	910,646,610	1,708,238,562

NET ASSETS AT THE END OF THE PERIOD	$1,225,306,863	$910,646,610

ACCUMULATED FUND DISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	$(1,917,806)	$—

(a)	Institutional Class commenced operations on May 1, 2008.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.
(c)	Substantially comprised of existing Investor Class shared redeemed and reinvested following the Institutional Class commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
Investor Class	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value, beginning of period	$18.07	$26.48	$27.93	$25.56	$23.37
Income (loss) from investment operations:
Net investment income	0.14	0.13	0.17	0.15	0.06
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	6.84	(8.41)	0.97	4.12	3.10

Total income (loss) from investment operations	6.98	(8.28)	1.14	4.27	3.16
Less distributions from:
Net investment income	(0.14)	(0.13)	(0.17)	(0.14)	(0.06)
Net realized gains on investments	—	—	(2.42)	(1.76)	(0.91)

Total distributions	(0.14)	(0.13)	(2.59)	(1.90)	(0.97)

Net asset value, end of period	$24.91	$18.07	$26.48	$27.93	$25.56

TOTAL RETURN	38.63%	(31.23)%	4.02%	16.69%	13.49%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$390,476	$263,379	$330,841	$290,038	$154,765
Percentage of expenses to average net assets	1.27%	1.33%	1.24%	1.25%	1.27%
Percentage of net investment income (loss) to average net assets	0.62%	0.65%	0.59%	0.59%	0.27%
Portfolio turnover rate(e)	53%	65%	63%	51%	42%

Institutional Class(c)	For the Year Ended December 31, 2009	For the Period From May 1, 2008 (Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$18.05	$26.20
Income (loss) from investment operations:
Net investment income	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	6.84	(8.07)

Total income (loss) from investment operations	7.05	(7.95)
Less distributions from:
Net investment income	(0.21)	(0.20)

Total distributions	(0.21)	(0.20)

Net asset value, end of period	$24.89	$18.05

TOTAL RETURN	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$46,820	$19,623
Percentage of gross expenses to average net assets	0.94%	1.29	%(b)
Percentage of net expenses to average net assets	0.94%	0.99	%(b)(d)
Percentage of net investment income (loss) to average net assets before waiver	0.93%	1.30	%(b)
Percentage of net investment income (loss) to average net assets(d)	0.93%	1.61	%(b)
Portfolio turnover rate(e)	53%	65	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31
Investor Class	2009	2008	2007		2006	2005

PER SHARE DATA
Net asset value, beginning of period	$18.70	$22.87	$26.78		$25.85	$26.85
Income (loss) from investment operations:
Net investment income	0.15	0.16	0.46		0.16	0.15
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	4.75	(4.23)	0.94		3.38	0.22

Total income (loss) from investment operations	4.90	(4.07)	1.40		3.54	0.37
Less distributions from:
Net investment income	(0.19)	(0.10)	(0.42)		(0.20)	(0.12)
Net realized gains on investments	—	—	(4.89)		(2.41)	(1.25)

Total distributions	(0.19)	(0.10)	(5.31)		(2.61)	(1.37)

Net asset value, end of period	$23.41	$18.70	$22.87		$26.78	$25.85

TOTAL RETURN	26.37%	(17.88)%	4.73%		13.63%	1.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$769,468	$674,004	$237,778		$240,308	$274,786
Percentage of expenses to average net assets	1.21%	1.27%	1.21%		1.26%	1.25%
Percentage of net investment income (loss) to average net assets	0.70%	0.88%	1.63%		0.59%	0.49%
Portfolio turnover rate(e)	69%	53%	107	% (f)	45%	36%

Institutional Class (c)	For the Year Ended December 31, 2009	For the Period From May 1, 2008 (Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$18.72	$24.58
Income (loss) from investment operations:
Net investment income	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	4.79	(5.91)

Total income (loss) from investment operations	4.94	(5.78)
Less distributions from:
Net investment income	(0.26)	(0.08)

Total distributions	(0.26)	(0.08)

Net asset value, end of period	$23.40	$18.72

TOTAL RETURN	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$61,060	$30,702
Percentage of gross expenses to average net assets	1.03%	1.19	%(b)
Percentage of net expenses to average net assets(d)	0.99%	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waiver	0.88%	1.13	%(b)
Percentage of net investment income (loss) to average net assets(d)	0.92%	1.33	%(b)
Portfolio turnover rate(e)	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.
(f)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holding due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31
Investor Class	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value, beginning of period	$25.04	$41.50	$51.21	$44.80	$49.81
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.25)	(0.03)	(0.03)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	11.20	(16.13)	(2.81)	12.60	1.27

Total income (loss) from investment operations	11.14	(16.38)	(2.84)	12.57	1.02
Less distributions from:
Net investment income	—	—	(0.14)	(0.30)	—
Net realized gains on investments	—	(0.08)	(6.73)	(5.86)	(6.03)

Total distributions	—	(0.08)	(6.87)	(6.16)	(6.03)

Net asset value, end of period	$36.18	$25.04	$41.50	$51.21	$44.80

TOTAL RETURN	44.49%	(39.53)%	(5.53)%	28.02%	1.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,167,784	$870,247	$1,708,239	$2,016,244	$1,537,575
Percentage of expenses to average net assets	1.18%	1.20%	1.14%	1.12%	1.19%
Percentage of expenses to average net assets (excluding dividend expense)	1.18%	1.20%	1.14%	1.12%	1.17%
Percentage of net investment income (loss) to average net assets	(0.42)%	0.53%	(0.13)%	(0.20)%	(0.51)%
Portfolio turnover rate(e)	37%	60%	56%	49%	36%

Institutional Class(c)	For the Year Ended December 31, 2009	For the Period From May 1, 2008 (Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$25.10	$39.69
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options and the translation of assets and liabilities in foreign currency	11.25	(14.53)

Total income (loss) from investment operations	11.26	(14.59)

Net asset value, end of period	$36.36	$25.10

TOTAL RETURN	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$57,522	$40,399
Percentage of gross expenses to average net assets	0.94%	1.06	%(b)
Percentage of net expenses to average net assets	0.94%	0.99	%(b)(d)
Percentage of net investment income (loss) to average net assets before waiver	(0.18)%	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets(d)	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(e)	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	After expense reimbursement from the Advisor.
(e)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(1) ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange or using methods determined by the Board of Directors. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2009, 0.01% of the Value Fund’s net assets were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2009, Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2009, the following reclassifications have been made to increase (decrease) such amounts.

FUND	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) ON INVESTMENTS	PAID IN CAPITAL
Select Value Fund	$469,661	$(469,661)	$—
Value Plus Fund	$—	$—	$—
Value Fund	$2,134,211	$(2,221,661)	$87,450

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no open futures positions at December 31, 2009.

(g)	The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities, increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

The Funds may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds had the following transactions in written covered call options during the year ended December 31, 2009:

	SELECT VALUE FUND		VALUE PLUS FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2008	—	$—	2,000	$223,999	11,500	$749,061
Options written	16,043	1,362,129	32,500	2,818,815	461,286	19,187,142
Options expired	(430)	(39,344)	(20,000)	(1,445,823)	(274,286)	(12,103,849)
Options closed	—	—	(7,500)	(1,077,994)	(68,000)	(2,674,186)
Options exercised	(4,130)	(850,729)	(7,000)	(518,997)	(103,500)	(3,985,629)

Balance at December 31, 2009	11,483	$472,056	—	$—	27,000	$1,172,539

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*
SELECT VALUE FUND
Gentex Corp., $17.50, 03/20/10 (covered call)	3,000	$435,000
Regions Financial Corp., $8.00, 02/20/10 (covered call)	8,483	25,449

	11,483	$460,449

VALUE PLUS FUND
No Options Held as of December 31, 2009	—	$—

	—	$—

VALUE FUND
Analogic Corp., $40.00, 01/16/10 (Covered Call)	5,000	$250,000
Analogic Corp., $45.00, 01/16/10 (Covered Call)	4,500	67,500
China-Biotics, Inc., $15.00, 01/16/10 (Covered Call)	1,000	80,000
Copa Holdings S.A., $55.00, 01/16/10 (Covered Call)	1,000	140,000
Omnova Solutions, Inc. $7.50, 01/16/10 (Covered Call)	10,000	100,000
STERIS Corp., $30.00, 01/16/10 (Covered Call)	5,500	137,500

	27,000	$775,000

*	Amounts reflect a liability of the Funds which is included on the Statements of Assets and Liabilities.

(h)	At December 31, 2009, 7.84% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.
(i)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. The Funds did not hold any restricted securities at December 31, 2009.
(j)	The accompanying financial statements were prepared in conformity with generally accepted accounting principles in the United States of America (GAAP), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

(3) FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements and Disclosures” (“Fair Value Statement” or “ASC 820.10.5,” formerly “FAS 157”) effective for fiscal years beginning after November 15, 2007. The Fair Value Statement defines fair value, establishes a framework for measuring fair value in GAAP. The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on January 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets.

•

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009:

	LEVEL 1 Quoted Prices		LEVEL 2 Other Significant Observable Inputs		LEVEL 3** Significant Unobservable Inputs		TOTAL
Fund Name***	Investment in Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*	Investment in Securities	Other Financial Investments*
Select Value Fund
Common Stocks	$428,652,237	$—	$—	$—	$—	$—	$428,652,237	$—
Short-Term Investments	—	—	10,102,524	—	—	—	10,102,524	—
Options Written	—	(460,449)	—	—	—	—	—	(460,449)
Value Plus Fund
Common Stocks	822,047,900	—	—	—	—	—	822,047,900	—
Short-Term Investments	—	—	10,091,398	—	—	—	10,091,398	—
Value Fund
Common Stocks	1,137,991,771	—	—	—	—	—	1,137,991,771	—
Government Bonds	—	—	4,518,675	—	—	—	4,518,675	—
Warrants	265,048	—	86,054	—	—	—	351,102	—
Short-Term Investments	—	—	82,204,445	—	—	—	82,204,445	—
Options Written	—	(775,000)	—	—	—	—	—	(775,000)

*	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation/(depreciation).
**	During the year ended December 31, 2009, the Value Fund held two securities whose fair value measurements were deemed a Level 3 for a period of less than two months: Isolagen, Inc. and China Natural Gas Warrants. The fair value of Isolagen, Inc. at the time it was classified as a Level 3 was $82,446. The fair value was $41,224 (an unrealized depreciation of $41,222) when the security ceased being a Level 3. There were no transactions in this security during the period it was classified as a Level 3. The fair value of China Natural Gas Warrants at the time it was classified as a Level 3 was $225,000. The realized gain from the sale of the warrants was $225,000.
***	For detailed industry descriptions, see the accompanying Schedule of Investments.

(4) DERIVATIVE INSTRUMENTS

In March 2008, the FASB issued “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement” or “ASC 815.10.5” and “ASC 815.10.15,” formerly “FAS 133” and “FAS 161”, respectively). The Derivatives Statement is effective for interim and annual periods beginning after November 15, 2008. The Derivatives Statement requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds adopted the Derivatives Statement in the current reporting period.

Balance Sheet – Fair Value of Derivative Instruments as of December 31, 2009:

		Select Value Fund	Value Plus Fund	Value Fund
Derivatives not accounted for as hedging Instruments under ASC 815	Balance Sheet Location	Fair Value	Fair Value	Fair Value
Liability Derivatives
Equity Contracts	Written options, at value	$460,449	$—	$775,000

		$460,449	$—	$775,000

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain / (Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
SELECT VALUE FUND
Equity Contracts	Net realized gains (losses) on: Written options / Net change in unrealized appreciation (depreciation) on: Written options
		$39,344	$11,607

		$39,344	$11,607

VALUE PLUS FUND
Equity Contracts	Net realized gains (losses) on: Written options / Net change in unrealized appreciation (depreciation) on: Written options	$2,291,304	$(213,999)

		$2,291,304	$(213,999)

VALUE FUND
Equity Contracts	Net realized gains (losses) on: Futures contracts and Written options / Net change in unrealized appreciation (depreciation) on: Written options	$(1,825,063)	$1,063,478

		$(1,825,063)	$1,063,478

(5) CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2009 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 2.0%. Commitment fees are computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit payable quarterly in arrears. The Value Plus Fund borrowed an average of $2,200,000 for 2 days with a weighted average interest rate of 2.26% in 2009. The Value Fund borrowed an average of $2,255,500 from the credit facility for 4 days with a weighted average interest rate of 2.25% in 2009.

The agreement was amended to extend the termination date to December 31, 2010. During 2010, outstanding principal amounts under the credit facility will bear interest at a rate per annum equal to the Federal Funds rate plus 2.25%. Commitment fees will be computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit.

(6) INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2009, $557,677 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fixed fee for providing distribution services.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the annual period ended December 31, 2009, the advisor voluntarily waived $0, $20,308, and $0 of its fees for the Select Value Fund, Value Plus Fund, and Value Fund, respectively. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2009, there were no amounts payable.

(7) EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. During the annual period ended December 31, 2009, the fees were $2,728, $35,871, and $1,831 for the Select Value Fund, Value Plus Fund, and Value Fund, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(8) INVESTMENT TRANSACTIONS

During the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the year, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$215,988,172	$169,026,108
Value Plus Fund	469,253,207	471,509,395
Value Fund	361,626,188	488,141,644

(9) FEDERAL INCOME INFORMATION

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The Funds adopted the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”) on January 1, 2008. The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2006-2009 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$381,588,557	$77,841,361	$(20,462,234)	$57,379,127
Value Plus Fund	$805,543,384	$102,174,425	$(75,578,511)	$26,595,914
Value Fund	$1,212,390,909	$255,632,783	$(242,561,962)	$13,070,821

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$2,596,001	$—	$2,596,001
Value Plus Fund	$6,864,064	$—	$6,864,064
Value Fund	$—	$—	$—

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$2,113,828	$—	$2,113,828
Value Plus Fund	1,876,088	—	1,876,088
Value Fund	—	3,335,508	3,335,508

As of December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	DISTRIBUTIONS PAYABLE	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION	TOTAL ACCUMULATED EARNINGS
Select Value Fund	$24,550	$—	$24,550	$—	$(48,420,845)	$57,178,373	$8,782,078
Value Plus Fund	$79,950	$—	$79,950	$—	$(57,129,181)	$26,595,914	$(30,453,317)
Value Fund	$832,734	$—	$832,734	$—	$—	$13,070,821	$13,903,555

At December 31, 2009, the Select Value and Value Plus Funds have unused capital loss carryovers which expire December 31, 2016 of $7,946,858 and $7,625,942, respectively, and carryovers which expire December 31, 2017 of $40,473,987 and $49,503,239, respectively.

The Heartland Value Fund used capital loss carryforwards of $5,688,894 to offset taxable capital gains realized during the period ended December 31, 2009.

(10) FUND SHARE TRANSACTIONS

For the year ended December 31, 2009, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	6,277,991	19,355,743	3,537,614
Reinvested distributions from net investment income & distributions from net realized gains on investments	86,720	305,602	—
Shares redeemed	(5,265,240)	(22,838,442)	(6,012,454)

Net increase (decrease) in Fund shares	1,099,471	(3,177,097)	(2,474,840)

Institutional Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,192,330	2,428,376	305,325
Reinvested distributions from net investment income & distributions from net realized gains on investments	13,066	35,102	—
Shares redeemed	(412,045)	(1,494,395)	(332,587)

Net increase (decrease) in Fund shares	793,351	969,083	(27,262)

For the year ended December 31, 2008, fund share transactions were as follows:

Investor Class	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	7,451,851	39,657,122	4,379,240
Reinvested distributions from net investment income & distributions from net realized gains on investments	108,522	74,173	86,367
Shares redeemed	(5,475,070)	(14,083,839)	(10,873,433)

Net increase (decrease) in Fund shares	2,085,303	25,647,456	(6,407,826)

Institutional Class (1)	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued(2)	1,124,924	1,783,522	1,791,403
Reinvested distributions from net investment income & distributions from net realized gains on investments	10,938	1,381	—
Shares redeemed	(48,483)	(144,561)	(182,059)

Net increase (decrease) in Fund shares	1,087,379	1,640,342	1,609,344

(1)	Institutional Class activity presented is for the period from May 1, 2008 (commencement of operations) through December 31, 2008.
(2)	Substantially comprised of existing Investor Class shares redeemed and reinvested following the Institutional Class commencement of operations.

(11) TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value and Value Plus Funds; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2009:

VALUE FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
Accuray, Inc.	2,692,220	1,307,780	—	4,000,000	$—	$—
Agria Corp.	2,000,000	2,000,000	—	4,000,000	—	—
America Service Group, Inc.	885,000	—	185,000	700,000	75,285	427,166
Analogic Corp.	700,000	250,000	—	950,000	380,000	—
Analysts International Corp.	2,365,000	—	—	2,365,000	—	—
Animal Health International, Inc.	1,892,525	407,475	—	2,300,000	—	—
Basin Water, Inc.	1,280,300	—	1,280,300	—	—	(4,576,945)
BioScrip, Inc.	3,640,000	255,000	395,000	3,500,000	—	830,588
C&D Technologies, Inc.	500,000	1,500,000	—	2,000,000	—	—
CallWave, Inc.	1,000,000	1,000,000	2,000,000	—	—	(1,709,505)
China Biologic Products, Inc.	—	1,250,000	500,000	750,000	—	2,913,129
CDC Software Corp.	—	401,000	—	401,000	—	—
China Natural Gas, Inc.	1,500,000	374,500	843,700	1,030,800	—	521,084
China Natural Gas, Inc. (Warrants)	225,000	—	225,000	—	—	225,000
CNS Response, Inc.	1,800,000	—	—	1,800,000	—	—
CNS Response, Inc. (Warrants)	540,000	—	—	540,000	—	—
Computer Task Group, Inc.	1,340,806	159,194	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Discovery Laboratories, Inc.	7,185,000	—	3,014,618	4,170,382	—	(4,605,613)
Duckwall - ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	784,516	6,531	—	791,047	—	—
EF Johnson Technologies, Inc. (a)	2,314,675	185,325	—	2,500,000	—	—
Encore Capital Group, Inc.	1,500,000	—	250,000	1,250,000	—	1,315,068
FirstCity Financial Corp.	621,400	163,600	—	785,000	—	—
Flanders Corp.	1,501,663	—	—	1,501,663	—	—
Force Protection, Inc.	6,000,000	162,679	1,162,679	5,000,000	—	930,883
Hampshire Group, Ltd.	450,920	153,709	85,629	519,000	—	(161,547)
HF Financial Corp.	144,057	180,943	—	325,000	76,744	—
hi/fn, Inc.	1,342,526	—	1,342,526	—	—	(2,559,458)
Hollysys Automation Technologies, Ltd. (b)	3,149,000	426,300	2,575,300	1,000,000	—	12,446,432
Hooper Holmes, Inc.	6,500,000	—	—	6,500,000	—	—
Hudson Highland Group, Inc.	1,000,000	500,000	—	1,500,000	—	—
Hy - Drive Technologies, Ltd. (CAD)	5,000,000	—	4,509,000	491,000	—	(1,125,797)
Intersections, Inc.	1,500,000	—	—	1,500,000	—	—
Lakeland Industries, Inc.	500,000	10,000	—	510,000	—	—
Lantronix, Inc.	5,740,000	3,643	4,783,334	960,309	—	(5)
LECG Corp.	2,400,000	—	340,000	2,060,000	—	(3,728,363)
Magnetek, Inc.	2,850,000	150,000	—	3,000,000	—	—
MFRI, Inc.	300,000	276,000	—	576,000	—	—
Monterey Gourmet Foods, Inc.	1,000,000	590,000	1,590,000	—	—	1,050,790
National Dentex Corp.	524,682	—	—	524,682	—	—
Newpark Resources, Inc.	5,000,000	—	2,500,000	2,500,000	—	(7,774,090)
O.I. Corp.	245,900	—	—	245,900	49,180	—
Oil - Dri Corp. of America	562,500	—	—	562,500	326,250	—
Omnova Solutions, Inc.	1,956,793	543,207	1,500,000	1,000,000	—	1,078,896
Origin Agritech, Ltd.	2,000,000	—	2,000,000	—	—	7,122,091
Osteotech, Inc.	1,449,157	53,169	—	1,502,326	—	—
PDI, Inc.	1,045,421	50,902	—	1,096,323	—	—
Perma - Fix Environmental Services, Inc.	2,500,000	737,000	—	3,237,000	—	—
Phoenix Footwear Group, Inc.	796,000	—	796,000	—	—	(4,412,436)
Portec Rail Products, Inc.	700,000	—	—	700,000	168,000	—
Quixote Corp.	550,000	—	—	550,000	—	—
RCM Technologies, Inc.	1,000,000	—	—	1,000,000	—	—
Richardson Electronics, Ltd.	1,400,000	—	—	1,400,000	112,000	—
SearchMedia Holdings Ltd.	—	750,000	—	750,000	—	—
SPAR Group, Inc.	1,228,000	—	1,228,000	—	—	35,020
Specialty Underwriters Alliance, Inc.	1,370,000	—	1,370,000	—	—	690,812
SRI/Surgical Express, Inc.	500,000	60,000	—	560,000	—	—
STARR Surgical Co.	2,000,000	1,100,000	—	3,100,000	—	—
StarTek, Inc.	750,000	144,500	—	894,500	—	—
Supreme Industries, Inc.	553,831	481,169	—	1,035,000	—	—
Tamalpais Bancorp (c)	200,000	—	200,000	—	12,000	(2,386,809)
TechTeam Global, Inc.	1,042,600	—	—	1,042,600	—	—
The Inventure Group, Inc.	1,900,622	—	—	1,900,622	—	—

VALUE FUND (Continued)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
Tier Technologies, Inc.	950,000	—	—	950,000	$—	$—
Tongxin International, Ltd.	1,064,000	—	164,000	900,000	—	544,193
Trinity Biotech Plc (ADR)	923,000	477,000	—	1,400,000	—	—
TRC Cos., Inc.	1,750,000	—	—	1,750,000	—	—
TXCO Resources, Inc.	2,500,000	—	2,500,000	—	—	(23,976,696)
U.S. Silver Corp. (CAD)	10,189,000	8,771,000	—	18,960,000	—	—
U.S. Silver Corp. (Warrants) (CAD)	—	1,980,000	—	1,980,000	—	—
UQM Technologies, Inc.	2,555,000	—	2,555,000	—	—	5,068,733
Westell Technologies, Inc.	1,401,000	3,399,000	—	4,800,000	—	—
Wireless Ronin Technologies, Inc.	1,380,000	—	—	1,380,000	—	—
ZBB Energy Corp.	—	1,041,667	—	1,041,667	—	—
ZBB Energy Corp. (Warrants)	—	208,333	—	208,333	—	—

					$1,199,459	$(21,817,379)

(a)	Formerly EFJ, Inc.
(b)	Formerly HLS Systems International, Ltd.
(c)	Formerly EPIC Bancorp

VALUE PLUS FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2009	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2009	DIVIDENDS	REALIZED GAINS (LOSSES)
American Vanguard Corp.	1,425,000	75,000	—	1,500,000	$86,250	$—
Asset Acceptance Capital	1,250,000	400,000		1,650,000	—	—
BGC Partners, Inc.	2,500,000	—	—	2,500,000	750,000	—
FreightCar America, Inc.	750,000	—	50,000	700,000	174,000	(1,083,841)
Quixote Corp.	525,000	—	525,000	—	—	(6,129,102)

					$1,010,250	$(7,212,943)

(12) SUBSEQUENT EVENTS

In May 2009, the FASB issued “Subsequent Events” (the “Subsequent Events Statement” or “ASC 855.10,” formerly “FAS 165”), a statement outlining disclosure requirements related to certain events occurring after the date of financial statements. The Subsequent Events Statement is effective for interim and annual periods after June 15, 2009. The Funds adopted the Subsequent Events Statement in the current reporting period. Events and transactions from January 1, 2010 through February 18, 2010 have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, VALUE PLUS FUND AND VALUE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, CO

February 18, 2010

FEDERAL INCOME TAX INFORMATION

In early 2010, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2009. The Funds hereby designate the following amounts as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long-Term Capital Gains	$0	$0	$0

The amounts above include no earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds.

For the calendar year 2009, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	QUALIFIED DIVIDEND INCOME
Heartland Select Value Fund	100%
Heartland Value Plus Fund	100%
Heartland Value Fund	—

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2009 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	PERCENTAGE
Heartland Select Value Fund	59.66%
Heartland Value Plus Fund	100%
Heartland Value Fund	—

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSES PAID DURING THE PERIOD(a) 7/1/09 - 12/31/09	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/09 - 12/31/09
Heartland Select Value Fund - Investor	$1,000.00	$1,296.60	$7.22	1.25%
Heartland Select Value Fund - Institutional	1,000.00	1,298.20	5.53	0.95%
Heartland Value Plus Fund - Investor	1,000.00	1,221.90	6.71	1.20%
Heartland Value Plus Fund - Institutional	1,000.00	1,223.20	5.56	0.99%
Heartland Value Fund - Investor	1,000.00	1,258.00	6.41	1.13%
Heartland Value Fund - Institutional	1,000.00	1,259.00	5.39	0.95%

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/09	ENDING ACCOUNT VALUE 12/31/09	EXPENSES PAID DURING THE PERIOD(a) 7/1/09 - 12/31/09	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/09 - 12/31/09
Heartland Select Value Fund - Investor	$1,000.00	$1,018.92	$6.34	1.25%
Heartland Select Value Fund - Institutional	1,000.00	1,020.40	4.86	0.95%
Heartland Value Plus Fund - Investor	1,000.00	1,019.16	6.10	1.20%
Heartland Value Plus Fund - Institutional	1,000.00	1,020.20	5.06	0.99%
Heartland Value Fund - Investor	1,000.00	1,019.53	5.73	1.13%
Heartland Value Fund - Institutional	1,000.00	1,020.30	4.82	0.95%

(a)

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Heartland Group, Inc. (“Corporation”) and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation. The mailing address of the directors and officers is 789 North Water Street Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director

Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (27 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8-03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1-04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Chairman of the Board, Merge Technologies, Inc., July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2-08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2-08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director

William (“Bill”) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 1-06	Director, Heartland Advisors, Inc., since May 2006; Director of Equity Research, Heartland Advisors, Inc., since 2000; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President, Secretary, Principal Accounting Officer and Treasurer	Vice President Since 9-97 Secretary Since 11-05 Principal Accounting Officer and Treasurer Since 12-09	Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., from September 2008 to December 2008; employed by Heartland Advisors, Inc. in other capacities since 1997.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8-08	Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Assistant Secretary	Since 11-08	Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Financial Analyst of Heartland Advisors, Inc., May 2000 to January 2004.	N/A	N/A

(1)

Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal. They stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)

Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2009.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee did not meet during the fiscal year ended December 31, 2009.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Value Funds are funds that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

OTHER DEFINITIONS

Debt/Book Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

789 North Water Street, Milwaukee, WI 53202

PRSRT STD
US POSTAGE
PAID
MILWAUKEE, WI
PERMIT NO. 3563

HOW MAY WE HELP YOU?

Call us at **1-800-432-7856** or visit us at **www.heartlandfunds.com**

- Invest Over The Internet
- Invest by Mail
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For important details on investing in the Funds, please see "How to Invest" in the prospectus.

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An investor should consider the Funds' investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds' prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF1630/0810

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $87,750 were for the fiscal year ended December 31, 2009 and $87,750 for the fiscal year ended December 31, 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were NONE for the fiscal year ended December 31, 2009 and NONE for the fiscal year ended December 31, 2008.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $13,500 for the fiscal year ended December 31, 2009 and $13,500 for the fiscal year ended December 31, 2008.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $9,000 for the fiscal year ended December 31, 2009 and $19,000 for the fiscal year ended December 31, 2008.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were [NONE] for the fiscal year ended December 31, 2009 and NONE for the fiscal year ended December 31, 2008.

4(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ DAVID C. FONDRIE
David C. Fondrie
Chief Executive Officer

Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID C. FONDRIE
David C. Fondrie
Chief Executive Officer

Date:	March 1, 2010

By:	/s/ PAUL T. BESTE
Paul T. Beste
Treasurer & Principal Accounting Officer

Date:	March 1, 2010